Other non-current assets	12 Months Ended
Dec. 31, 2025
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other non-current assets

11. Other non-current assets

Other non-current assets consist of the following:

	At December 31,
	2025	2024	2023
	(in Euros)
Value Added Tax (VAT)	€582,785	€290,150	€630,342
Research and development tax credit	1,300,000	-	167,000
Other non-current assets	1,158	14,594	207,218
Other non-current assets - related parties	3,350	3,350	3,350
Total other non-current assets	€1,887,293	€308,094	€1,007,910

The non-current VAT balance reflects the portion of the VAT credit that management does not expect to recover within the next twelve months as of the respective reporting dates.

As of December 31, 2025, the Company recognized a long-term R&D tax credit asset, reflecting the portion of the credit expected to be utilized beyond the next twelve months.

As of December 31, 2025, other non-current assets include the right-of-use (“ROU”) asset related to a finance lease for a company vehicle entered into in February 2022 with a 48-month term ending in January 2026.

The lease was accounted for as a finance lease under ASC 842. As of December 31, 2025, the remaining net book value of the ROU asset and the corresponding lease liability amounted to €1,158, with the lease liability classified as current due to the imminent expiration of the lease term.

In February 2026, upon expiration of the lease term, the Company exercised its contractual purchase option and acquired the vehicle. The related ROU asset and lease liability were accordingly reversed.

In addition, other non-current assets - related party includes a security deposit of €3,350 paid to OSR - San Raffaele Hospital as a security guarantee for the office lease contract. (See Note 18. Commitments and contingencies).